1 Second Quarter Earnings Presentation

2 Disclaimer This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not relate to historical facts and events and such statements and opinions pertaining to the future that, for example, contain wording such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements about: our addressable market, market growth, future revenue, key performance indicators, expenses, capital requirements and our needs for additional financing, our commercial launch plans, our strategic plans for our business and products, market acceptance of our products, our competitive position and developments and projections relating to our competitors, domestic and foreign regulatory approvals, third-party manufacturers and suppliers, our intellectual property, the potential effects of government regulation and local, regional and national and international economic conditions and events affecting our business. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Actual results, performance or events may differ materially from those in such statements due to, without limitation, risks generally associated with product development, including delays or challenges that may arise in the development, launch or scaling of our new products, programs or services, challenges in the commercialization of our products and services, the risk that we may not maintain our existing relationships with suppliers or enter into new ones, or that we will not realize the intended benefits from such relationships, any inability to protect our intellectual property effectively, changes in general economic conditions, in particular economic conditions in the markets on which we operate, changes affecting interest rate levels, changes affecting currency exchange rates, changes in competition levels and changes in laws and regulations. The information, opinions and forward-looking statements contained in this announcement speak only as of its date, and are subject to change without notice. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted Gross Profit and Adjusted Gross Margin. Adjusted EBITDA is defined as net loss adjusted for interest (income) expense, net, other (income) expense, net, provision for (benefit from) income taxes, gain on extinguishment of debt, depreciation and amortization and stock-based compensation expenses, and COVID-19 costs. Management believes that these non-GAAP measures of financial results are useful in evaluating the Sema4's operating performance compared to that of other companies in its industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. Please refer to the Appendix for Non-GAAP to GAAP Reconciliation. This presentation contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports on filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Sema4 Holdings Corp. 333 Ludlow Street, North Tower, 8th Floor, Stamford, CT 06902. Our telephone number is 800-298-6470

3 ~1,000 Employees 160+ PhD’s 2020 revenue Of $179mn ($148mn excluding COVID-19) 12 million de-identified clinical records, many with genomic data Generating and managing 35+ petabytes of data per month Accessioning > 200,0001 Next Generation Sequencing tests annually Corporate Snapshot 1 Annualized Run Rate as of June 30, 2021

Business Highlights

2Q21[1] YoY Revenue growth of **56%**

2Q YoY increase of **85%** in diagnostics tests resulted[2]

Expanded health system collaborations, adding
NorthShore University HealthSystem, AdventHealth, and Avera Health

Further strengthened C-suite bench, adding a **Chief Financial Officer**, **Chief Data Data Officer**, and **Chief Medical Science Officer**

Raised **~$510 million** in net cash via business combination with CM Life Sciences, Inc.

[1] 3 months ended 6/30/21, [2]excluding COVID-19 tests

4

sema4

5 Second Quarter GAAP Financial Highlights 2Q 2020 2Q 2021 Total Revenue $30.1 $46.9 GAAP Net Loss ($32.1) ($45.4) Gross Profit ($5.9) ($2.8) Gross Margin (20%) (6%) 1 3 months ended 6/30/21 2Q 20211 – Financial Highlights USD Millions 2Q 2021 – Segment Mix USDM 88% 8% 4% Diagnostic Test COVID-19 Other

6 Second Quarter Non-GAAP Financial Highlights 2Q 2020 2Q 2021 Total Adjusted EBITDA2 ($28.5) ($36.4) Adjusted Gross Profit3 ($2.8) ($3.1) Adjusted Gross Margin4 (9%) (7%) 2Q 20211 – Financial Highlights USD Millions 2Q 2021 – Segment Mix USDM 88% 8% 4% Diagnostic Test COVID-19 Other 1 3 months ended 6/30/21 2 Adjusted EBITDA is a non-GAAP financial measure that we define as net loss adjusted for interest expense, net, depreciation and amortization, stock-based compensation expenses, transaction costs, other (income) expense, net and COVID-19 costs. Refer to Appendix for non-GAAP Reconciliation 3 Adjusted Gross Profit is a non-GAAP measure within cost of goods sold. Refer to Appendix for non-GAAP Reconciliation 4 Adjusted Gross Margin is a non-GAAP measure within cost of goods sold. Refer to Appendix for non-GAAP Reconciliation

7 Resulted Volumes1 1 Represents resulted volume excluding COVID-19 Cumulative Resulted Volumes (excluding COVID-19) Since January 1, 2020 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21

8 Financial Snapshot 1 Adjusted EBITDA is defined as net loss adjusted for interest (income) expense, net, other (income) expense, net, provision for (benefit from) income taxes, gain on extinguishment of debt, depreciation and amortization and stock-based compensation expenses, and COVID-19 costs. Management believes that these non-GAAP measures of financial results are useful in evaluating the Sema4's operating performance compared to that of other companies in its industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. Please refer to the Appendix for Non-GAAP to GAAP Reconciliation. 2 Proforma as reflected in Sema4’s Form 8-K filed on 08/16/2021 ($ in millions) P&L 2018 2019 2020 YTD 2021 Revenue $133 $196 $179 $111 Gross Margin 31% 39% -3% -9% Adjusted Gross Margin 35% 40% 17% 8% Net Loss (18) (24) (241) (236) Adjusted EBITDA 1 (18) (19) (107) (60) Balance Sheet 2019 2020 1Q21 2Q21 (2) Cash & Equivalents $115 $108 $59 $535 Restricted Cash $0 $11 $11 $1 Other Assets $89 $133 $150 $129 Total Assets $204 $252 $220 $665 Total Debt $5 $21 $20 $11 Other Liabilities $70 $226 $386 $686 Total Liabilities $75 $247 $406 $697

9 Appendix

10 Non-GAAP Gross Margin Reconciliation 2Q 2021 – non-GAAP Gross Margin Reconciliation USD Millions

11 Non-GAAP Gross Margin Reconciliation YTD 2021 – non-GAAP Gross Margin Reconciliation USD Millions

12 Non-GAAP Adjusted EBITDA Reconciliation 2Q 2021 – non-GAAP Adjusted EBITDA Reconciliation USD Millions

13 Non-GAAP Adjusted EBITDA Reconciliation YTD 2021 – non-GAAP Adjusted EBITDA Reconciliation USD Millions